UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

June 13, 2012

TNP Strategic Retail Trust, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-54376	90-0413866
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 Main Street, Suite 700

Irvine, California 92614

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (949) 833-8252

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

The information set forth under Item 2.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

KeyBank Loan

On June 13, 2012 (the “Closing Date”), the Company, through TNP SRT Portfolio II, LLC (“TNP SRT Portfolio II”), a wholly owned subsidiary of the Company’s operating partnership, obtained a loan from KeyBank National Association (“KeyBank”), in the original aggregate principal amount of $26,000,000 (the “KeyBank Loan”), pursuant to a Loan Agreement by and between TNP SRT Portfolio II and KeyBank (the “KeyBank Loan Agreement”), and a Promissory Note by TNP SRT Portfolio II in favor of KeyBank (the “KeyBank Note”). The proceeds of the KeyBank Loan were used to refinance the existing mortgage loans issued under the Company’s credit agreement with KeyBank and secured by the following multitenant retail properties: (1) the property located in Florissant, Missouri commonly known as Florissant Marketplace (the “Florissant Property”); (2) the property located in Knoxville, Tennessee commonly known as the Shops at Turkey Creek (the “Turkey Creek Property”); (3) the property located in Arlington, Texas commonly known as Ensenada Square (the “Ensenada Property”); (4) the property located in Fontana, California commonly known as Morningside Marketplace (the “Morningside Property”); and (5) the property located in Chester, South Carolina commonly known as Cochran Bypass (the “Bi-Lo Property”). The foregoing properties are collectively referred to as the “refinanced properties.”

The entire unpaid principal balance of the KeyBank Loan and all accrued and unpaid interest thereon is due and payable in full on July 1, 2019 (the “Maturity Date”). The KeyBank Loan bears interest at a rate of 5.10% per annum (the “Base Interest Rate”). After the occurrence of and during the continuance of any event of default under the KeyBank Loan Agreement, the KeyBank Note, or any of the other documents related to the KeyBank Loan (collectively, the “KeyBank Loan Documents”), the KeyBank Loan will bear interest at an annual rate equal to the lesser of 5.0% above the Base Interest Rate or the maximum interest rate permitted by law. If any amount payable under the KeyBank Loan is not received by KeyBank by close of business on the fifth day after the date on which it was due, TNP SRT Portfolio II will pay to KeyBank a late charge in an amount equal to the lesser of (1) 5.0% of such amount and (2) the maximum amount permitted by applicable law. The payment of such a late charge will be in addition to, and will not constitute a waiver or limitation of, any event of default under the KeyBank Loan Documents and any rights or remedies of KeyBank under the KeyBank Loan Documents. On the Closing Date, TNP SRT Portfolio II made an initial interest-only payment to KeyBank of approximately $66,300. On the first day of each month during the term of the KeyBank Loan, commencing in August 2012, TNP SRT Portfolio II will make a monthly debt service payment in an amount equal to $141,166.94, with such monthly payment to be applied first to the payment of interest and then toward the reduction of the outstanding principal balance of the KeyBank Loan.

In connection with the KeyBank Loan, TNP SRT Portfolio II established and will maintain a separate banking account (the “Lockbox Account”), into which all rents and other related payments attributable to the refinanced properties will be deposited during the term of the KeyBank Loan. All amounts on deposit in the Lockbox Account will be transferred on a daily basis to a segregated banking account under the sole control of KeyBank (the “KeyBank Cash Management Account”). Pursuant to the KeyBank Loan Agreement, TNP SRT Portfolio II’s obligations to make the monthly debt service payments on the KeyBank Loan will be deemed satisfied to the extent sufficient funds to satisfy the monthly debt service payment obligations are deposited in the KeyBank Cash Management Account on the dates such payments are due. TNP SRT Portfolio II will also pay the monthly interest-only debt service payment due under the Mezzanine Loan (as discussed below) to KeyBank.

TNP SRT Portfolio II may not prepay the KeyBank Loan, in whole or in part, during the period from the Closing Date through August 1, 2014. During the period from August 2, 2014 through April 1, 2019, TNP SRT Portfolio II may prepay the outstanding principal balance of the KeyBank Loan and all accrued and unpaid interest thereon and all other sums due under the KeyBank Loan Documents, in whole, but not in part, provided that (1) no event of default exists at the time of prepayment, (2) TNP SRT Portfolio gives written notice to KeyBank no more than 60 and not less than 30 days before the prepayment date indicated in the written notice, (3) the prepayment is accompanied by an amount equal to the greater of (A) 1.0% of the outstanding principal balance of the KeyBank Loan as of the prepayment date and (B) the present value, as of the prepayment date, of the remaining scheduled payments of principal and interest on the KeyBank Loan from the prepayment date through the maturity date determined by discounting such payments at the rate that, when compounded monthly, is equivalent to the Treasury Rate (as defined in the KeyBank Note) when compounded semi-annually, less the amount of principal being prepaid, and (4) on the prepayment date Mezzanine Borrower (as discussed below) simultaneously prepays the entire outstanding principal balance of the Mezzanine Loan and all accrued interest and other sums due thereunder. During the period from April 2, 2019 through the Maturity Date, TNP SRT Portfolio II may prepay the entire outstanding principal balance of the KeyBank Loan, and all accrued and unpaid interest thereon, and all other sums due under the KeyBank Loan Documents, in whole, but not in part, without a prepayment penalty, provided that (1) no event of default exists at the time of prepayment and (2) TNP SRT Portfolio II gives written notice to KeyBank no more than 60 and not less than 30 days before the prepayment date indicated in the written notice.

TNP SRT Portfolio II’s obligations under the KeyBank Loan are secured by (1) a Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing in favor of KeyBank with respect to the Bi-Lo Property, (2) a Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing in favor of KeyBank with respect to the Ensenada Property, the Morningside Property, the Turkey Creek Property and the Florissant Property, (3) an Assignment of Leases and Rents by TNP SRT Portfolio II in favor of KeyBank with respect to each refinanced property, and (4) an Assignment of Management Agreement and Subordination of Management Fees by TNP SRT Portfolio II in favor of KeyBank with respect to the property management agreement for each refinanced property.

The Company has agreed to absolutely and unconditionally guarantee the full payment and performance of any loss, damage, cost, expense or liability incurred by KeyBank (including attorneys’ fees and expenses and other collection and litigation expenses) arising out of or in connection with, among other things (1) fraud or willful misrepresentation by the Company, TNP SRT Portfolio II or any of their affiliates; (2) the gross negligence or willful misconduct of the Company, TNP SRT Portfolio II or any of their respective affiliates, agents or employees; (3) material physical waste of the refinanced properties (or any portion thereof); (4) the removal or disposal of any portion of the refinanced properties in violation of the terms of the KeyBank Loan Documents; and (5) any failure by TNP SRT Portfolio II to comply with certain of the representations, warranties, covenants and agreements set forth in the KeyBank Loan Agreement. In addition, the Company has agreed to guarantee the full payment of all amounts due under the KeyBank Note and all other obligations or indebtedness arising under the KeyBank Loan Documents under certain circumstances, including but not limited to, in the event that TNP SRT Portfolio II (1) makes an assignment for the benefit of creditors, admits its insolvency or inability to pays its debts as they come due or files, consents to, or acquiesces in a petition for bankruptcy, insolvency, dissolution or liquidation, (2) fails to make the first full monthly debt service payment when it is due, or (3) fails to maintain its status as a special purpose entity as required pursuant to the KeyBank Loan Agreement or fails to satisfy certain other representations, warranties and covenants in the KeyBank Loan Agreement.

Pursuant to an Environmental Indemnity Agreement (the “Environmental Indemnity”), the Company and TNP SRT Portfolio II (the “Environmental Indemnitors”), have collectively agreed, at their sole cost and expense, to defend, indemnify and hold KeyBank and certain of its affiliates (collectively, the “Indemnified Parties”), harmless from any and all losses, damages, costs, fees, expenses, suits, judgments, liabilities, debts, diminutions in value, fines, penalties and amounts paid in settlement incurred by or asserted against any Indemnified Parties and directly or indirectly arising out of or relating to, among other things, any of the following: (1) any presence of any hazardous substances (as defined in the Environmental Indemnity) in, on, above, or under the refinanced properties; (2) any past, present or threatened release of hazardous substances in, on, above, under or from the refinanced properties; (3) any activity by Environmental Indemnitors, any person affiliated with Environmental Indemnitors, and any tenant or other user of the refinanced properties in connection with any actual, proposed or threatened use, treatment, storage, holding, existence, disposition or other release, generation, production, manufacturing, processing, refining, control, management, abatement, removal, handling, transfer or transportation to or from the refinanced properties of any hazardous substances at any time located in, under, on or above the refinanced properties; (4) any activity by Environmental Indemnitors, any person affiliated with Environmental Indemnitors, and any tenant or other user of the refinanced properties in connection with any actual or proposed remediation of any hazardous substances at any time located in, under, on or above the refinanced properties, whether or not such remediation is voluntary or pursuant to court or administrative order; (5) any past, present or threatened non-compliance with or violations of any environmental laws (as defined in the Environmental Indemnity) in connection with the refinanced properties or operations thereon and (6) any misrepresentation or inaccuracy in any representation or warranty or material breach or failure to perform any covenants or other obligations pursuant to the Environmental Indemnity, the KeyBank Loan Agreement or any other KeyBank Loan Document.

Pursuant to the KeyBank Loan Agreement, TNP SRT Portfolio II acknowledges and agrees that KeyBank may (1) sell all or any portion of the KeyBank Loan and the KeyBank Loan Documents or issue one or more participations therein, or (2) consummate one or more private or public securitizations of rated single- or multi-class securities secured by or evidencing ownership interests in all or any portion of the KeyBank Loan and the KeyBank Loan Documents or a pool of assets that include the KeyBank Loan and the KeyBank Loan Documents. Any such sale, participation and/or securitization is referred to herein as a “securitization.” In connection with any securitization, the Company and TNP SRT Portfolio II have each agreed (1) to the extent not already required to be provided under the KeyBank Loan Agreement, to use reasonable efforts to provide information which may be reasonably required by KeyBank and take other actions reasonably required by KeyBank, in each case in order to satisfy the market standards to which KeyBank customarily adheres or which may be reasonably required by prospective investors and/or rating agencies, (2) at TNP SRT Portfolio II’s or the Company’s sole cost and expense, to cooperate with KeyBank’s efforts to arrange for a securitization in accordance with the market standards to which KeyBank customarily adheres and/or which may be required by prospective investors and/or rating agencies, (3) to review the portions of any disclosure document relating to a securitization which relate to TNP SRT Portfolio II or the Company, and confirm that such portions do not contain any untrue statement of a material fact or omit to state any material fact, and (4) provide KeyBank with any financial statements, or financial, statistical or operating information as KeyBank may determine is required under the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, or other legal requirements in connection with any private placement memorandum, prospectus or other disclosure documents or any filing in connection with a securitization. TNP SRT Portfolio II agrees to make or agree to, upon KeyBank’s written request, any structural or other changes to the KeyBank Loan, modifications to any KeyBank Loan Documents or creation of additional mezzanine loans (including the formation of additional mezzanine borrowers); provided, however, that in making or agreeing to any of the foregoing TNP SRT Portfolio II will not be required to modify (1) the weighted average interest initially payable on the KeyBank Loan, the stated maturity date of the KeyBank Loan or any other material economic term of the KeyBank Loan, or (2) decrease any time period which TNP SRT Portfolio II is permitted to perform its obligations under the KeyBank Loan Documents. All reasonable third party costs and expenses incurred by TNP SRT Portfolio II or the Company in connection with compliance with any requests made by KeyBank in connection with any securitization will be paid by TNP SRT Portfolio II.

The material terms of the agreements described herein relating to the KeyBank Loan are qualified in their entirety by the agreements attached as Exhibits 10.1 through 10.15 to this Current Report on Form 8-K and incorporated herein by reference.

Mezzanine Loan

On the Closing Date, the Company, through TNP SRT Portfolio II Holdings, LLC (the “Mezzanine Borrower”), a wholly owned subsidiary of the Company’s operating partnership and the sole owner of 100% of the membership interests in TNP SRT Portfolio II, obtained a loan from KeyBank in the original principal amount of $2,000,000 (the “Mezzanine Loan”), pursuant to a Loan Agreement by and between Mezzanine Borrower and KeyBank (the “Mezzanine Loan Agreement”), and a Promissory Note by Mezzanine Borrower in favor of KeyBank (the “Mezzanine Note”). The proceeds of the Mezzanine Loan were used to refinance the existing mortgage loans issued under the Company’s credit agreement with KeyBank and secured by the refinanced properties.

The entire unpaid principal balance of the Mezzanine Loan and all accrued and unpaid interest thereon is due and payable in full on the Maturity Date. From the Closing Date through January 1, 2013 (the “Anticipated Repayment Date”), the Mezzanine Loan bears interest at a rate of 10.0% per annum (the “Mezzanine Base Rate”). From the Anticipated Repayment Date through the Maturity Date, the Mezzanine Loan bears interest at a rate of 15.0% per annum. After the occurrence of and during the continuance of any event of default under the Mezzanine Loan Agreement, the Mezzanine Note or any of the other documents related to the Mezzanine Loan (collectively, the “Mezzanine Loan Documents”), the Mezzanine Loan will bear interest at an annual rate equal to the lesser of 5.0% above the Mezzanine Base Rate or the maximum interest rate permitted by law. If any amount payable under the Mezzanine Loan is not received by KeyBank by close of business on the fifth day after the date on which it was due, Mezzanine Borrower will pay to KeyBank a late charge in an amount equal to the lesser of (1) 5.0% of such amount and (2) the maximum amount permitted by applicable law. The payment of such a late charge will be in addition to, and will not constitute a waiver or limitation of, any event of default under the Mezzanine Loan Documents and any rights or remedies of KeyBank under the Mezzanine Loan Documents. On the first day of each month during the term of the Mezzanine Loan, commencing in August 2012, the Mezzanine Borrower will make a monthly interest-only debt service payment computed in accordance with the Mezzanine Base Rate.

Prior to the Anticipated Repayment Date, Mezzanine Borrower may prepay the outstanding principal balance of the Mezzanine Loan, and all accrued and unpaid interest thereon, in whole or in part, without a prepayment penalty, provided that (1) no event of default exists at the time of prepayment, (2) Mezzanine Borrower gives written notice to KeyBank not less than 10 days before the prepayment date indicated in the written notice and (3) if a partial prepayment, the prepayment results in, as of the Anticipated Repayment Date, either (A) the Mezzanine Loan being repaid in full or (B) the outstanding principal balance of the Mezzanine Loan equaling or exceeding $500,000. Following the Anticipated Repayment Date, Mezzanine Borrower may prepay the entire outstanding principal balance of the Mezzanine Loan, and all accrued and unpaid interest thereon, in whole, but not in part, provided that (1) no event of default exists at the time of prepayment, (2) Mezzanine Borrower gives written notice to KeyBank no more than 60 and not less than 30 days before the prepayment date indicated in the written notice, and (3) the prepayment is accompanied by a prepayment premium payment calculated in accordance with the Mezzanine Note.

Mezzanine Borrower’s obligations under the Mezzanine Loan are secured by (1) a Pledge and Security Agreement by Mezzanine Borrower for the benefit of KeyBank, pursuant to which Mezzanine Borrower pledged, granted and assigned to KeyBank a first priority and continuing lien on, and first priority security interest in, all of Mezzanine Borrower’s right, title, ownership, and other interests in and to 100% of the membership interests of TNP SRT Portfolio II, and (2) a Subordination of Management Agreement by Mezzanine Borrower and TNP SRT Portfolio II in favor of KeyBank with respect to the property management agreement for each refinanced property.

The Company has agreed to absolutely and unconditionally guarantee the full payment and performance of all payments due under the Mezzanine Note and any other obligations or indebtedness arising under the Mezzanine Loan Documents.

Pursuant to an Environmental Indemnity Agreement, the Company and the Mezzanine Borrower have collectively agreed, at their sole cost and expense, to defend, indemnify and hold KeyBank and certain of its affiliates harmless from certain environmental liabilities relating to the refinanced properties (such liabilities are described in detail above with respect to the Environmental Indemnity).

The material terms of the agreements described herein relating to the Mezzanine Loan are qualified in their entirety by the agreements attached as Exhibits 10.16 through 10.21 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit	Description

10.1	Loan Agreement, dated as of June 13, 2012, by and between TNP SRT Portfolio II, LLC and KeyBank National Association

10.2	Promissory Note, dated as of June 13, 2012, by TNP SRT Portfolio II, LLC in favor of KeyBank National Association

10.3	Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of June 13, 2012, by TNP SRT Portfolio II, LLC in favor of KeyBank National Association

10.4	Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of June 13, 2012, by TNP SRT Portfolio II, LLC in favor of KeyBank National Association

10.5	Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of June 13, 2012, by TNP SRT Portfolio II, LLC in favor of KeyBank National Association

10.6	Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of June 13, 2012, by TNP SRT Portfolio II, LLC in favor of KeyBank National Association

10.7	Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of June 13, 2012, by TNP SRT Portfolio II, LLC in favor of KeyBank National Association

10.8	Assignment of Leases and Rents, dated as of June 13, 2012, by TNP SRT Portfolio II, LLC in favor of KeyBank National Association

10.9	Assignment of Leases and Rents, dated as of June 13, 2012, by TNP SRT Portfolio II, LLC in favor of KeyBank National Association

10.10	Assignment of Leases and Rents, dated as of June 13, 2012, by TNP SRT Portfolio II, LLC in favor of KeyBank National Association

10.11	Assignment of Leases and Rents, dated as of June 13, 2012, by TNP SRT Portfolio II, LLC in favor of KeyBank National Association

10.12	Assignment of Leases and Rents, dated as of June 13, 2012, by TNP SRT Portfolio II, LLC in favor of KeyBank National Association

10.13	Assignment of Management Agreement and Subordination of Management Fees, dated as of June 13, 2012, by and among TNP SRT Portfolio II, LLC, TNP Property Manager, LLC and KeyBank National Association

10.14	Guaranty Agreement, dated as of June 13, 2012, by TNP Strategic Retail Trust, Inc. in favor of KeyBank National Association

10.15	Environmental Indemnity Agreement, dated as of June 13, 2012, by TNP SRT Portfolio II, LLC and TNP Strategic Retail Trust, Inc. in favor of KeyBank National Association

10.16	Mezzanine Loan Agreement, dated as of June 13, 2012, by and between TNP SRT Portfolio II Holdings, LLC and KeyBank National Association

10.17	Promissory Note, dated as of June 13, 2012, by TNP SRT Portfolio II Holdings, LLC in favor of KeyBank National Association

10.18	Pledge and Security Agreement, dated as of June 13, 2012, TNP SRT Portfolio II Holdings, LLC in favor of KeyBank National Association

10.19	Subordination of Management Agreement, dated as of June 13, 2012, by and among TNP SRT Portfolio II Holdings, LLC, TNP SRT Portfolio II, LLC, TNP Property Manager, LLC and KeyBank National Association

10.20	Guaranty Agreement, dated as of June 13, 2012, by TNP Strategic Retail Trust, Inc. in favor of KeyBank National Association

10.21	Environmental Indemnity Agreement, dated as of June 13, 2012, by TNP SRT Portfolio II Holdings, LLC and TNP Strategic Retail Trust, Inc. in favor of KeyBank National Association

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TNP STRATEGIC RETAIL TRUST, INC.

Date: June 19, 2012	By:	/s/ James Wolford
James Wolford
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

10.1	Loan Agreement, dated as of June 13, 2012, by and between TNP SRT Portfolio II, LLC and KeyBank National Association

10.2	Promissory Note, dated as of June 13, 2012, by TNP SRT Portfolio II, LLC in favor of KeyBank National Association

10.3	Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of June 13, 2012, by TNP SRT Portfolio II, LLC in favor of KeyBank National Association

10.4	Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of June 13, 2012, by TNP SRT Portfolio II, LLC in favor of KeyBank National Association

10.5	Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of June 13, 2012, by TNP SRT Portfolio II, LLC in favor of KeyBank National Association

10.6	Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of June 13, 2012, by TNP SRT Portfolio II, LLC in favor of KeyBank National Association

10.7	Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of June 13, 2012, by TNP SRT Portfolio II, LLC in favor of KeyBank National Association

10.8	Assignment of Leases and Rents, dated as of June 13, 2012, by TNP SRT Portfolio II, LLC in favor of KeyBank National Association

10.9	Assignment of Leases and Rents, dated as of June 13, 2012, by TNP SRT Portfolio II, LLC in favor of KeyBank National Association

10.10	Assignment of Leases and Rents, dated as of June 13, 2012, by TNP SRT Portfolio II, LLC in favor of KeyBank National Association

10.11	Assignment of Leases and Rents, dated as of June 13, 2012, by TNP SRT Portfolio II, LLC in favor of KeyBank National Association

10.12	Assignment of Leases and Rents, dated as of June 13, 2012, by TNP SRT Portfolio II, LLC in favor of KeyBank National Association

10.13	Assignment of Management Agreement and Subordination of Management Fees, dated as of June 13, 2012, by and among TNP SRT Portfolio II, LLC, TNP Property Manager, LLC and KeyBank National Association

10.14	Guaranty Agreement, dated as of June 13, 2012, by TNP Strategic Retail Trust, Inc. in favor of KeyBank National Association

10.15	Environmental Indemnity Agreement, dated as of June 13, 2012, by TNP SRT Portfolio II, LLC and TNP Strategic Retail Trust, Inc. in favor of KeyBank National Association

10.16	Mezzanine Loan Agreement, dated as of June 13, 2012, by and between TNP SRT Portfolio II Holdings, LLC and KeyBank National Association

10.17	Promissory Note, dated as of June 13, 2012, by TNP SRT Portfolio II Holdings, LLC in favor of KeyBank National Association

10.18	Pledge and Security Agreement, dated as of June 13, 2012, TNP SRT Portfolio II Holdings, LLC in favor of KeyBank National Association

10.19	Subordination of Management Agreement, dated as of June 13, 2012, by and among TNP SRT Portfolio II Holdings, LLC, TNP SRT Portfolio II, LLC, TNP Property Manager, LLC and KeyBank National Association

10.20	Guaranty Agreement, dated as of June 13, 2012, by TNP Strategic Retail Trust, Inc. in favor of KeyBank National Association

10.21	Environmental Indemnity Agreement, dated as of June 13, 2012, by TNP SRT Portfolio II Holdings, LLC and TNP Strategic Retail Trust, Inc. in favor of KeyBank National Association